UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 25, 2007
                                                          -------------

                                   Culp, Inc.
                                   ----------
             (Exact Name of Registrant as Specified in its Charter)


       North Carolina                     0-12781                 56-1001967
-----------------------------   ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                             1823 Eastchester Drive
                        High Point, North Carolina 27265
              -----------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (336) 889-5161
              -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment  of  Principal  Officers;   Compensatory   Arrangements  of  Certain
Officers.

     On June 25, 2007, the  compensation  committee of the board of directors of
Culp,  Inc.  (the  "company")  took  the  following   actions  with  respect  to
compensation for certain of the company's executive officers:

     1. Grant of stock options pursuant to the company's 2002 Stock Option Plan to the following executive officers, in the following amounts:

                                                                      Number of
                                                                       Options

Robert G. Culp, III, Chairman                                           10,000
Franklin N. Saxon, Chief Executive Officer (principal executive
 officer)                                                               50,000
Kenneth M. Ludwig, Senior Vice President, Human Resources                7,500
Robert G. Culp, IV, President , Culp Home Fashions division              7,500
Kenneth R. Bowling, Chief Financial Officer (principal financial
 officer)                                                                7,500

     These options were granted with an exercise price of $8.75 per share, and a term of ten years. The options vest 50% after one year from the date of grant, and will be 100% vested after two years.

     2. Approval of annual bonuses for fiscal 2007, to be paid to certain of the company's executive officers, as follows:

     Robert G. Culp, III                                      $100,000
     Franklin N. Saxon                                         300,000
     Kenneth M. Ludwig                                          20,000
     Kenneth R. Bowling                                         20,000

     3. Approval of changes to the company's Severance Protection Plan, which consists of individual Change in Control and Noncompetition Agreements (the "Severance Agreements") between the company and certain of its executive officers. The company has added two officers (Robert G. Culp, IV and Kenneth R. Bowling) to the plan, in addition to Robert G. Culp, III, Franklin N. Saxon, and Kenneth M. Ludwig, who are already covered by Severance Agreements. The Severance Agreements provide that upon a change in control (as defined in the agreement), the executive is entitled to payment in the amount of 1.99 times the executive's total compensation in effect at the time of termination of employment if any of the following events occurs: (i) the executive is terminated in anticipation of the change in control, (ii) the executive is terminated within three years after the change in control for any reason other than death, disability or for cause, or (iii) the executive terminates his employment during such three year period because of an adverse change in the executive's conditions of employment by the company. In addition, the agreements provide for payment of one year's total compensation to each covered executive in exchange for noncompetition covenants by the executive that do not become effective except upon termination of the executive's employment following a change in control.

     The company has changed the form of Severance Agreement to eliminate a provision allowing a covered executive to receive change in control payments if he voluntarily terminates his employment during a 30-day window period beginning six months after a change in control for any reason other than death or disability.

     4. The company has added Kenneth R. Bowling to the group of executive officers who receive an auto allowance in the amount of $700 per month.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2007

                                      Culp, Inc.

                                      By: /s/ Kenneth M. Ludwig
                                          ---------------------
                                          Kenneth M. Ludwig
                                          Senior Vice President, Human Resources